Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

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In Re. Quanergy Systems, Inc. § Case No. 22-11305
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§
Debtor(s) §

☐ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 02/28/2023

Petition Date: 12/13/2022

Months Pending: 3

Industry Classification: 5 4 1 4

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 87

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☒ Accounts receivable aging
- ☒ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☒ Schedule of payments to professionals
- ☒ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/
Signature of Responsible Party

03/20/2023
Date

Shane Reil
Printed Name of Responsible Party

Rodney Square
1000 N. King Street, Wilmington, Delaware 19801
Address

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STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

Debtor's Name Quanergy Systems, Inc. Save Case No. 22-11305

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$6,834,454	
b. Total receipts (net of transfers between accounts)	$3,660,400	$4,163,917
c. Total disbursements (net of transfers between accounts)	$2,420,458	$5,191,373
d. Cash balance end of month (a+b-c)	$8,074,396	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$2,420,458	$5,191,373

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$1,204,518
b. Accounts receivable over 90 days outstanding (net of allowance)	$229,859
c. Inventory (Book ◯ Market ◯ Other ◉ (attach explanation))	$0
d Total current assets	$14,094,646
e. Total assets	$14,895,390
f. Postpetition payables (excluding taxes)	$14,510
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$0
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$14,510
k. Prepetition secured debt	$0
l. Prepetition priority debt	$7,406
m. Prepetition unsecured debt	$33,352,359
n. Total liabilities (debt) (j+k+l+m)	$33,374,275
o. Ending equity/net worth (e-n)	$-18,478,885

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$3,150,000	$3,150,000
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$625,000	$625,000
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$2,525,000	$2,525,000

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$348,697	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$196,550	
c. Gross profit (a-b)	$152,147	
d. Selling expenses	$189,299	
e. General and administrative expenses	$615,474	
f. Other expenses	$97,031	
g. Depreciation and/or amortization (not included in 4b)	$0	
h. Interest	$0	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$1,758,890	
k. Profit (loss)	$-25,002,252	$-31,946,200

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UST Form 11-MOR (12/01/2021) 2

Debtor's Name Quanergy Systems, Inc. Save Case No. 22-11305

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$125,000	$772,834	$545,896	$670,896
	Itemized Breakdown by Firm						
Add		Firm Name	Role				
Delete	i	Raymond James	Financial Professional	$125,000	$250,000	$125,000	$250,000
Delete	ii	Cooley LLP	Lead Counsel	$0	$286,566	$229,253	$229,253
Delete	iii	Young Conaway Stargatt Tayl	Co-Counsel	$0	$236,268	$191,643	$191,643

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
Add		Firm Name	Role				
c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes

		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$197,956	$353,308
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ◉ No ○

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ◉

c. Were any payments made to or on behalf of insiders? — Yes ◉ No ○

d. Are you current on postpetition tax return filings? — Yes ○ No ◉

e. Are you current on postpetition estimated tax payments? — Yes ◉ No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ◉ No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ○ No ◉

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ◉ No ○ N/A ○

i. Do you have: Worker's compensation insurance? — Yes ◉ No ○

If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

Casualty/property insurance? — Yes ◉ No ○

If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

General liability insurance? — Yes ◉ No ○

If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ◉ No ○

k. Has a disclosure statement been filed with the court? — Yes ◉ No ○

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UST Form 11-MOR (12/01/2021) 3

Debtor's Name Quanergy Systems, Inc. Save Case No. 22-11305

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes ◉ No ○

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

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/s/	Lawrence Perkins
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	03/20/2023
Title	Date

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UST Form 11-MOR (12/01/2021) 4

Page # Table of Contents 2 Statement of Cash Receipts and Disbursements 3 Balance Sheet for period ending February 28, 2023 4 Statement of Operations 5 Accounts Receivable as of February 28, 2023 6 Post-petition Accounts Payable as of February 28, 2023 7 Bank Reconciliation 8 Payments Made on Pre-Petition Debt as of February 28, 2023 9 Payments to Insiders 10 Payments to Professionals as of February 28, 2023

Quanergy Systems, Inc.
Statement of Cash Receipts and Disbursements
($ in USD)

		2/1 - 2/28
Beginning Cash Balance	**$**	**6,834,454**
Receipts		
Asset Sale Proceeds	$	2,525,000
Collections		368,760
NewCo Prefunding[1]		141,640
Total Receipts	**$**	**3,035,400**
Operating Disbursements		
Payroll and Benefits	$	1,050,697
AP		176,196
Other		22,670
Total Operating Disbursements	**$**	**1,249,562**
Operating Cash Flow	**$**	**1,785,838**
Restructuring Related		
Professional fees	$	545,896
Total Restructuring Related	**$**	**545,896**
Net Cash Flow	**$**	**1,239,942**
Ending Cash Balance[1]	**$**	**8,074,396**

Notes:

(1) Advance provided by NewCo to pay for expenses in February.

Quanergy Systems, Inc.Balance Sheet for period ending February 28, 2023($ in USD)2/28/2023Assets Current assets: Cash and cash equivalents 8,074,396$ Restricted cash 70,000 Accounts receivable, net of allowance for doubtful accounts 1,204,518 Prepaid business insurance and D&O 4,012,166 Inventory - Sensata Warrants (1)- Prepaid expenses and other current assets 733,566 Total current assets 14,094,646$ Property and equipment, net -$ Operating lease assets571,713 Other long-term assets 229,031 Total assets 14,895,390$ Liabilities and stockholders’ equity Current Liabilities: Accounts payable 6,563,548$ Accrued expenses 1,626,724 Accrued liabilities 9,897,864 Accrued liabilities (Post petition)14,510 Professional fees (Post petition)3,851,938 Other current liabilities1,103,594 Total current liabilities 23,058,178$ Operating lease liabilities571,713$ Other long-term liabilities 9,744,384 Total liabilities 33,374,275$ Total Stockholders’ equity(18,478,885)$ Total liabilities and stockholders’ equity14,895,390$ Notes:(1) The Sensata Warrants were originally capitalized at the expected value of future services to be received, which is now currently expected to be close to zero; written off in February 2023.

Quanergy Systems, Inc.Statement of Operations($ in USD)2/1 - 2/28Revenue348,697$ Cost of Sales196,550 Gross Margin152,147$ Selling expenses189,299$ General and administrative 417,517 Payroll Taxes197,956 Depreciation and amortization- Restructuring expenses1,758,890 Other operating expenses97,031 Income (loss) from operations(2,508,546)$ Other income: Interest income-$ Loss on Asset Sale(22,493,706) Income (loss) before income taxes (25,002,252)$ Income tax-$ Net Income (loss)(25,002,252)$

Quanergy Systems, Inc.Accounts Receivable as of February 28, 2023($ in USD)2/28/2023Accounts Receivable ReconciliationTotal Accounts Receivable at the beginning of the reporting period1,429,301$ + Amounts billed during the period657,038 - Amounts collected during the period(365,835) Total Accounts Receivable at the end of the reporting period1,720,504$ 2/28/2023Accounts Receivable AgingCurrent487,449$ 1-30 Days Past Due234,579 31-60 Days Past Due150,153 61-90 Days Past Due356,844 91+ Days Past Due491,479 Total1,720,504$

Quanergy Systems, Inc.Post-petition Accounts Payable Aging as of February 28, 2023($ in USD)2/28/2023Current-$ 1-30 Days Past Due4,580 31-60 Days Past Due282 61-90 Days Past Due- 91+ Days Past Due- Total4,863$

Quanergy Systems, Inc.
Bank Reconciliation
($ in USD)

Silicon Valley Bank x2011

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2011	Silicon Valley Bank	$ 4,029,507	$ 2,785	$ 4,032,292

Adjustments Breakout	
Check #12621	$ 2,785
Total Adjustments	$ 2,785

The positive $2,785 adjustment was made due to bank credit.

Silicon Valley Bank x4224

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x4224	Silicon Valley Bank	$ 70,000	$ -	$ 70,000

Silicon Valley Bank x1506

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1506	Silicon Valley Bank	$ 4,034,104	$ -	$ 4,034,104

Silicon Valley Bank x1498

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1498	Silicon Valley Bank	$ 8,000	$ -	$ 8,000

Silicon Valley Bank x2927

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x2927	Silicon Valley Bank	$ -	$ -	$ -

Silicon Valley Bank x1679

Bank Reconciliation	Bank Name	Bank Balance	Adjustments	Book Balance
x1679	Silicon Valley Bank	$ -	$ -	$ -

Quanergy Systems, Inc. Payments to Professionals as of February 28, 2023 ($ in USD) Professional Firm Date Amount Description Raymond James Bank 2/2/2023 $125,000 Professional fees for services rendered from 2/1/23 - 2/28/23 Cooley LLP 2/10/2023 $229,253 Professional fees for services rendered from 12/13/22 - 12/31/22 Young Conaway Stargatt & Taylor, LLP 2/10/2023 $191,643 Professional fees for services rendered from 12/13/22 - 12/31/22